                                                                    EXHIBIT 99.5




                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma consolidated financial data presents the consolidated balance sheet of Pinnacle Holdings Inc. (the "Company") as of June 30, 2000 as if the Transactions had occurred on June 30, 2000 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 and for the six months ended June 30, 2000 as if the Transactions had occurred on January 1, 1999.

The Transactions

     On March 3, 2000, Microcell Management, Inc. sold its telecommunication tower portfolio to Pinnacle Towers Inc. for $71.2 million. Pro Forma adjustments have been made for the results of operations prior to March 3, 2000 and for the related assets and liabilities acquired.


     On June 23, 2000, Tower Ventures II sold its tower assets to Pinnacle Towers Inc. for $30.0 million. Pro Forma adjustments have been made for the results of operations prior to June 23, 2000 and for the related assets and liabilities acquired.

     On July 3, 2000, Tucker-Valley Communications sold its building assets and business operations to Pinnacle Towers Inc. for $56.0 million. Pro Forma adjustments have been made for the results of operations and related assets acquired for all periods presented.

     In June 2000, Beverly Hills Center LLC entered into an agreement to sell its building and certain other assets and operations to Pinnacle Towers Inc. for $135.0 million. The purchase for Beverly Hills Center LLC has not closed as of September 18, 2000. The Company expects to complete this transaction in 2000. Pro Forma adjustments have been made for the results of operations and related assets to be acquired for all periods presented.

The unaudited pro forma consolidated financial data are based on the historical consolidated financial statements of Pinnacle and the financial statements of the purchased entities (Microcell Management, Inc., Tower Ventures II, Tucker-Valley Communications LLC, and Beverly Hills Center, LLC) and on the assumptions and adjustments described in the notes to such unaudited pro forma consolidated financial data, including assumptions relating to the allocation of the consideration paid for the purchased entities to the assets and liabilities of the purchased entities based on preliminary estimates of their respective fair value. The actual allocation of such consideration may differ from that recorded in the unaudited pro forma consolidated financial data.

The Registrant accounts for its acquisitions under the purchase method of accounting. The total cost of site rental businesses acquired including related fees and expenses is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values. The purchase price allocations for the respective acquisitions included in the unaudited pro forma data are preliminary. However, the Registrant does not expect that the final allocation of the purchase price will be materially different from its preliminary allocation.

The unaudited pro forma financial data are provided for informational purposes only and are not necessarily indicative of our results of operations or financial position had the transactions assumed therein occurred, nor are they necessarily indicative of the results of operations that may be expected to occur in the future. Furthermore, the unaudited pro forma financial data are based upon the assumptions that the Registrant believes are reasonable and should be read in conjunction with the financial statements and the accompanying notes thereto.




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
                             PINNACLE HOLDINGS INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of June 30, 2000
                                 (in thousands)


                                                                                    PRO FORMA          PRO FORMA
                                  PINNACLE                                         ADJUSTMENTS        ADJUSTMENTS
                                  HOLDINGS    TUCKER-VALLEY    BEVERLY HILLS           FOR                FOR
                                  JUNE 30,    COMMUNICATIONS    CENTER, LLC        TUCKER-VALLEY     BEVERLY HILLS      PRO
                                    2000      JUNE 30, 2000    JUNE 30, 2000   COMMUNICATIONS LLC(a) CENTER, LLC(a)    FORMA
                                  --------    --------------   -------------   --------------------- -------------- ---------
ASSETS
Current assets:
  Cash and cash equivalents      $  156,081       $   170         $  1,376            $(56,170)           $(1,376) $  100,081
  Accounts receivable                17,428            43              976                 (43)              (976)     17,428
  Prepaid expenses and other
    current assets                   12,408           913               -                 (913)                -       12,408
                                 ----------       -------         --------            --------           --------  ----------
       Total current assets         185,917         1,126            2,352             (57,126)            (2,352)    129,917

Fixed assets, net                 1,223,865         6,776           26,202              50,165            111,136   1,418,144
Leasehold interests, net             64,185           -                 -                   -                  -       64,185
Deferred debt costs, net             19,304           -                 -                   -                  -       19,304
Other assets                          5,855           -              4,535                  -              (4,535)      5,855
                                 ----------       -------         --------            --------           --------  ----------
                                 $1,499,126       $ 7,902         $ 33,089            $ (6,961)          $104,249  $1,637,405
                                 ==========       =======         ========            ========           ========  ==========
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable               $    7,246       $   252         $    346            $   (252)             $(346)     $7,246
  Accrued expenses                   42,944           -                -                   941              2,338      46,223
  Deferred revenue                    8,691            55              417                 (55)              (417)      8,691
  Short-term debt                     4,761         9,388              694              (9,388)              (694)      4,761
  Other current liabilities             -              93              -                   (93)                -           -
                                 ----------       -------         --------            --------           --------  ----------
       Total current liabilities     63,642         9,788            1,457              (8,847)               881      66,921

Long-term debt                      819,309           -             42,009                  -              92,991     954,309
Other liabilities                       678           -              1,682                  -              (1,682)        678
                                 ----------       -------         --------            --------           --------  ----------
                                    883,629         9,788           45,148              (8,847)            92,190   1,021,908
                                 ----------       -------         --------            --------           --------  ----------

STOCKHOLDERS' EQUITY
Common stock                             48           -                -                    -                  -           48
Additional paid-in capital          771,957           -                -                    -                  -      771,957

Foreign currency translation            100           -                -                    -                  -          100
Accumulated deficit                (156,608)       (1,886)         (12,059)              1,886             12,059    (156,608)
                                 ----------       -------         --------            --------           --------  ----------
       Total stockholders'
         equity                     615,497        (1,886)         (12,059)              1,886             12,059     615,497
                                 ----------       -------         --------            --------           --------  ----------
                                 $1,499,126       $ 7,902         $ 33,089            $ (6,961)          $104,249  $1,637,405
                                 ==========       =======         ========            ========           ========  ==========

    See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Represents the pro forma impact of the Tucker-Valley Communications and Univision acquisitions for a total cost of $56,941 and $137,338, respectively, and the Company's preliminary allocation of purchase price in accordance with the purchase method of accounting, and the related debt financing under its credit facility. No assets other than telecommunication assets were acquired by Pinnacle Holdings Inc. The adjustment for accrued expenses represents estimated acquisition costs. The adjustment for long-term debt represents the borrowings of $135.0 million under our senior credit facility for the acquisition of the Beverly Hills Center, LLC. No existing liabilities of Tucker-Valley Communications or Beverly Hills Center, LLC were assumed by Pinnacle Holdings Inc.




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



                             PINNACLE HOLDINGS INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1999
                    (in thousands, except per share amount)



                              Pinnacle                          Tower           Tucker-Valley   Beverly Hills
                               Holdings      Microcell    Ventures II, LLC      Communications  Center, LLC
                              December 31,  December 31,    December 31,        December 31,    December 31,   Pro forma     Pro
                                 1999          1999             1999                 1999           1999      Adjustments   Forma
                              ------------  ------------    ----------------    --------------  ------------ ------------   ------
Revenues                          $ 85,421       $ 2,913               $ 643            $3,356      $11,624    $    -      $103,957

Direct operating expenses,
  excluding depreciation and
  amortization                      24,867         1,166                 536             1,556        5,513         -        33,638
                              ------------  ------------    ----------------    --------------  ------------ ----------    --------
   Gross profit, excluding
     depreciation and
     amortization                   60,554         1,747                 107             1,800        6,111         -        70,319

Other expenses:
   General and administrative        4,882         3,098                 274               625           78         -         8,957
   Corporate development             9,912             -                   -                 -            -         -         9,912
   State franchise, excise and
     minimum taxes                   1,107             -                   -                 -            -         -         1,107
   Depreciation and
     amortization                   58,813         1,225                 147               191        1,231      17,147(a)   78,754
                              ------------  ------------    ----------------    --------------  -----------  ----------    --------
                                    74,714         4,323                 421               816        1,309      17,147      98,730

Income (loss) from operations      (14,160)       (2,576)               (314)              984        4,802     (17,147)    (28,411)
Interest expense                    22,953         1,715                 229               700        1,618      10,532(b)   37,747
Amortization of original issue
  discount and debt issuance
  costs                             23,708             -                   -                 -            -           -      23,708
                              ------------  ------------    ----------------    --------------  -----------  ----------    --------
Net (loss) income before
  taxes                            (60,821)       (4,291)               (543)              284        3,184     (27,679)    (89,866)
                              ============  ============    ================    ==============  ===========  ==========    ========
Benefit from income taxes                -         3,721                   -                 -            -      (3,721)          -
                              ------------  ------------    ----------------    --------------  -----------  ----------    --------
Net (loss) income                  (60,821)         (570)               (543)              284        3,184     (31,400)    (89,866)
                              ============  ============    ================    ==============  ===========  ==========    ========
Payable in kind preferred
  dividends and accretion            2,930             -                   -                 -            -           -       2,930
                              ------------  ------------    ----------------    --------------  -----------  ----------    --------
Net (loss) income
  attributable tocommon
  stockholders                    $(63,751)      $  (570)              $(543)           $  284      $ 3,184    $(31,400)   $(92,796)
                              ============  ============    ================    ==============  ============ ==========    ========

Basic and diluted loss per
  common share                       (1.96)                                                                                   (2.85)

Weighted average number of
  common shares                     32,588                                                                                   32,588




See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Operations





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

                             PINNACLE HOLDINGS INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Six Months Ended June 30, 2000
                    (in thousands, except per share amounts)



                                        PINNACLE                    ADJUSTMENTS       TUCKER-     BEVERLY HILLS
                                        HOLDINGS     ADJUSTMENTS     FOR TOWER        VALLEY       CENTER, LLC      PRO
                                        JUNE 30,    FOR MICROCELL   VENTURES II,   COMMUNICATIONS    JUNE 30,      FORMA      PRO
                                          2000           (C)           LLC(C)      JUNE 30, 2000       2000     ADJUSTMENTS  FORMA
                                        --------  ----------------- ------------   -------------     ---------  -----------  -----
Revenues                               $ 84,283        $ 567           $771           $1,851          $6,547   $     --    $ 94,019
Direct operating expenses, excluding
depreciation and amortization            29,298          227            154            1,026           2,340         --      33,045
                                       --------      -------        -------          -------         -------   --------    --------
     Gross profit, excluding
     depreciation and amortization       54,985          340            617              825           4,207         --      60,974

Other expenses:
     General and administrative           4,013          603             71              221             189         --       5,097
     Corporate development                8,148           --             --               --              --         --       8,148
     State franchise, excise and
       minimum                              742           --             --               --              --         --         742
     Depreciation and amortization       54,915          239            160              110             604      8,858 (a)  64,886
                                       --------      -------        -------          -------         -------   --------    --------
                                         67,818          842            231              331             793      8,858      78,873
Income (loss) from operations           (12,833)        (502)           386              494           3,414     (8,858)    (17,899)
Interest expense                         16,311          334            190              407           1,483      4,592 (b)  23,317
Amortization of original issue
  discount and debt issuance costs       13,250           --             --               --              --         --      13,250
                                       --------      -------        -------          -------         -------   --------    --------
Net (loss) income attributable to
  common stockholders                  $(42,394)       $(836)          $196           $   87          $1,931   $(13,450)   $(54,466)
                                       ========      =======        =======          =======         =======   ========    ========

Basic and diluted loss per
   common share                           (0.89)                                                                              (1.15)
Weighted average number of
   common shares                         47,411                                                                              47,411

    See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Operations



       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)


(a) Reflects the increase in pro forma depreciation on site assets acquired resulting from the Company's preliminary application of purchase accounting based on an average estimated useful life of telecommunication site assets of 15 years.

(b) Reflects the pro forma increase in net interest expense associated with the financing of the Univision acquisition based on a historical average interest rate of 9% under our senior credit facility.

(c) Reflects the historical operations of the acquisitions prior to their respective acquisition dates.




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